                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                  FORM  8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 27, 1996




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                                   1-4300                41-0747868
(State or other jurisdiction            (Commission        (I.R.S. Employer
of incorporation)                       File Number)         Identification
                                                                    Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000

        This Current Report on Form 8-K/A is being filed to replace in its entirety Exhibit 99.3 with the exhibit attached hereto.

ITEM 5.  OTHER EVENTS

         On March 27, 1996, Apache Corporation ("Apache") entered into an Agreement and Plan of Merger by and among Apache, YPY Acquisitions, Inc., and The Phoenix Resource Companies, Inc. ("Phoenix"), which is listed below as
Exhibit 99.1 and incorporated herein by reference, pursuant to which each of Phoenix's outstanding shares of common stock will be converted into the right to receive .75 shares of Apache common stock and $4.00 in cash. Apache issued a press release dated March 28, 1996, which is listed below as Exhibit 99.2 and incorporated herein by reference. Attached hereto as Exhibit 99.3 and incorporated herein by reference is additional information concerning factors that could cause actual results to differ from certain forward-looking statements.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)              Exhibits

                          EXHIBIT          DOCUMENT
                          -------          --------
                           99.1            Agreement and Plan of Merger by and among Apache Corporation, YPY
                                           Acquisitions, Inc., and The Phoenix Resource Companies, Inc. dated March 27,
                                           1996 (incorporated by reference to Exhibit 99.1 to Apache's Current Report on
                                           Form 8-K, dated March 27, 1996, Commission File No. 1-4300, filed March 28,
                                           1996)

                           99.2            Press Release, dated March 28, 1996 (Apache and Phoenix to Merge)
                                           (incorporated by reference to Exhibit 99.2 to Apache's Current Report on Form
                                           8-K, dated March 27, 1996, Commission File No. 1-4300, filed March 28, 1996)

                           99.3            Cautionary Statement Regarding Important Factors Affecting
                                           Forward-Looking Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.



                                        APACHE CORPORATION



Date:    April 5, 1996                  /s/ Z. S. Kobiashvili
                                        ---------------------------------------
                                        Z. S. Kobiashvili
                                        Vice President and General Counsel

                           EXHIBIT INDEX


  EXHIBIT          DOCUMENT
  -------          --------

    99.3 Cautionary Statement Regarding Important Factors Affecting Forward-Looking Statements